UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted in Item 5.07 below, at the Annual Meeting of Stockholders of VeriSign, Inc. (the “Company”) held on May 27, 2010, the Company’s stockholders approved the VeriSign, Inc. Annual Incentive Compensation Plan (the “Plan”).

The purpose of the Plan is to advance the interests of the Company and its stockholders and assist the Company in attracting and retaining executive officers by providing incentives and financial rewards to such executive officers that are intended to be deductible to the maximum extent possible as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Company’s Chief Executive Officer and other executive officers of the Company and its affiliates that are selected by the Compensation Committee of the Board of Directors will be eligible to receive their annual bonuses pursuant to the Plan. The Plan is effective as of January 1, 2010.

The complete text of the Plan, which is included at Appendix A of the Company’s Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on April 14, 2010 (the “Proxy”), is incorporated by reference herein. The summary of the material terms of the Plan, included under the heading “Summary of the VeriSign, Inc. Annual Incentive Compensation Plan,” on pages 19 through 21 of the Proxy are also incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2010 Annual Meeting of Stockholders was held on May 27, 2010. Three proposals were voted on at the meeting. The results of each proposal are as follows:

Proposal No. 1 to elect eight directors of VeriSign, Inc., each to serve until the next annual meeting, or until a successor has been elected and qualified or until the director’s earlier resignation or removal, was approved by the stockholders. The nominees received the following votes:

Nominees	For	Withheld	Abstain	Broker Non-Votes
D. James Bidzos	135,894,719	1,930,125	0	13,257,425
William L. Chenevich	135,894,699	1,930,125	20	13,257,425
Kathleen A. Cote	135,894,730	1,930,114	0	13,257,425
Mark D. McLaughlin	135,894,750	1,930,094	0	13,257,425
Roger H. Moore	135,892,580	1,932,264	0	13,257,425
John D. Roach	135,894,730	1,930,114	0	13,257,425
Louis A. Simpson	135,894,750	1,930,094	0	13,257,425
Timothy Tomlinson	135,894,750	1,930,094	0	13,257,425

In Proposal No. 2, stockholders approved the VeriSign, Inc. Annual Incentive Compensation Plan. This proposal received the following votes:

Votes
For	134,106,465
Against	3,592,481
Abstain	125,898
Broker Non-Votes	13,257,425

In Proposal No. 3, stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. This proposal received the following votes:

Votes
For	150,185,325
Against	857,848
Abstain	39,096

Abstentions and broker non-votes were included in the determination of the number of shares represented at the meeting for purposes of determining the presence of a quorum at the Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 28, 2010	By:	/S/ RICHARD H. GOSHORN
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

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